Prospectus and Statement of Additional Information (SAI) Supplement — September 30, 2011

Fund	Prospectuses Date	SAI Date
Columbia Multi-Advisor International Value Fund	December 30, 2010	September 29, 2011

AllianceBernstein L.P. will continue to provide services to the Fund through November16, 2011.

Effective on or about November 16, 2011, the following changes are hereby made to the Fund’s prospectus:

The section entitled “Principal Investment Strategies of the Fund” that appears in the Summary of the Fund is hereby replaced with the following:

The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. These equity securities generally include common stocks, preferred stock, Depositary Receipts and other equity-liked securities. The Fund may invest in both developed and emerging markets.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund’s subadvisers, Dimensional Fund Advisors, L.P. (DFA), Mondrian Investment Partners Limited (Mondrian) and Tradewinds Global Investors, LLC (Tradewinds) (the Subadvisers), which provide day-to-day management for the Fund. The investment manager, subject to the oversight of the Fund’s Board of Trustees (Board), decides the proportion of the Fund assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

DFA

DFA uses a value-oriented approach that seeks the sources of higher expected returns aiming to add value beyond what can be achieved via other approaches and conventional benchmarks. DFA’s stock selection process seeks to identify stocks of large non-U.S. companies that are determined to be “value” stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. DFA, using a market capitalization weighted approach, purchase stocks of large companies located in developed market countries that have been designated as approved markets. DFA may purchase equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country, to gain exposure to companies associated with approved markets.

Mondrian

Mondrian is an active, value-oriented, defensive manager that emphasizes small-cap opportunities for the Fund. Mondrian considers small cap opportunities to be companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International (MSCI) World Ex-U.S. Small Cap Index. The MSCI World Ex-U.S. Small Cap Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 22 global developed markets, excluding the U.S. Mondrian then uses a quantitative screen as well as other security ideas to derive a smaller number of companies on which it will make use of a three-stage process to determine (i) whether an existing security will remain or will be removed from the Fund and (ii) whether a new security will be purchased for the Fund. Mondrian may use foreign currency forward contracts, with terms of up to three months on a rolling basis, in an effort to defensively hedge the currency of existing positions. Mondrian also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

Tradewinds

Tradewinds uses an active, research-driven, fundamentals-based, value-oriented process. Tradewinds’ stock selection process identifies an initial universe of companies with market capitalizations of greater than $1 billion. Those companies are closely monitored within their respective industries and, based on various quantitative measures (such as price-to earnings, price-to-book value, price-to-sales, price-to-net present value, price-to-free cash flow, sustainable dividend yield and price to liquidation/ replacement value) and qualitative analysis (such as understanding franchise quality, management strength, corporate strategy, barriers-to-entry, shareholder value orientation, operating and industry fundamentals and competitive advantage), the universe of companies is reduced. Following this process, Tradewinds selects securities for the Fund, further evaluating the Fund’s industry/ sector exposure and liquidity/ability to execute. In accordance with the same principles that are utilized to evaluate the selection of securities, a security becomes a candidate for sale when risk-reward characteristics change.

The following has been added to the Principal Risks of Investing in the Fund in the Summary section of the prospectus:

Foreign Currency Risk.  The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

The Subadvisers section under the caption Fund Management in the Summary of the Fund section is superseded and replaced as follows:

Subadviser:  Dimensional Fund Advisors, L.P., Mondrian Investment Partners Limited and Tradewinds Global Investors, LLC

 Dimensional Fund Advisors, L.P.

Portfolio Managers	Title	Managed Fund Since
Stephen A. Clark	Senior Portfolio Manager and Vice President	November 2011
Karen Umland, CFA	Senior Portfolio Manager and Vice President	November 2011
Jed Fogdall	Portfolio Manager and Vice President	November 2011
Joseph Chi, CFA	Portfolio Manager and Vice President	November 2011

 Mondrian Investment Partners Limited

Portfolio Managers	Title	Managed Fund Since
Dr. Ormala Krishnan	Senior Portfolio Manager	2008

 Tradewinds Global Investors, LLC

Portfolio Managers	Title	Managed Fund Since
Peter Boarman	Co-Portfolio Manager, Managing Director	2009
Alberto Jimenez	Co-Portfolio Manager, CFA, Managing Director	2009

The Principal Investment Strategies of the Fund in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. These equity securities generally include common stocks. The Fund may invest in both developed and emerging markets.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund’s subadvisers, Dimensional Fund Advisors, L.P. (DFA), Mondrian Investment Partners Limited (Mondrian) and Tradewinds Global Investors, LLC (Tradewinds) (the Subadvisers), which provide day-to-day management for the Fund. The investment manager, subject to the oversight of the Fund’s Board of Trustees (Board), decides the proportion of the Fund assets to be managed by each Subadviser, and may change these proportions at any time. The investment manager currently intends to allocate a majority of the Fund’s assets to DFA, although this could change at any time. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

DFA

DFA uses a value-oriented approach that seeks the sources of higher expected returns aiming to add value beyond what can be achieved via other approaches and conventional benchmarks. DFA’s stock selection process seeks to identify stocks of large non-U.S. companies that are determined to be “value” stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. DFA, using a market capitalization weighted approach, purchase stocks of large companies located in developed market countries that have been designated as approved markets by DFA. DFA may purchase equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country, to gain exposure to companies associated with approved markets.

Under normal market conditions, DFA intends to invest at least 40% of the Funds assets it manages in companies in three or more non-U.S. developed market countries that have been designated as approved markets by DFA.

In the countries or regions authorized for investment, DFA first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. DFA then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region. This threshold will vary by country or region. DFA intends to purchase securities within each applicable country using a market capitalization weighted approach. Through this approach and its judgment, DFA will seek to set country weights based on the relative market capitalization of eligible large companies within each country. As a result, the weightings of countries in the Fund may vary from the weightings in the Morgan Stanley Capital International World ex-USA Value Index (net dividends).

Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio do pay dividends. It is anticipated, therefore, that the Fund, will receive dividend income.

Mondrian

Mondrian is an active, value-oriented, defensive manager that emphasizes small-cap opportunities for the Fund. Mondrian considers small cap opportunities to be companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital

International (MSCI) World Ex-U.S. Small Cap Index. The MSCI World Ex-U.S. Small Cap Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 23 global developed markets, excluding the U.S. Mondrian then uses a quantitative screen as well as other security ideas to derive a smaller number of companies on which it will make use of a three-stage process to determine (i) whether an existing security will remain or will be removed from the Fund and (ii) whether a new security will be purchased for the Fund.

Mondrian’s three-stage research process includes:

•	an overview of financial statements and industry prospects;

•	meetings (on-site) with company management to have a clearer understanding of business operations and growth prospects; and

•	using a combination of bottom-up/top-down inputs to model the future income stream, balance sheet and cash flow projections of the company to ascertain the long-term dividend paying capability of the company, which are then used as inputs into the inflation adjusted dividend discount methodology to derive the underlying value of a company.

In addition, Mondrian may sell a security if:

•	price appreciation has led to a significant overvaluation against a predetermined value level as defined by the dividend discount model;

•	change in the fundamentals adversely affects ongoing appraisal of value;

•	more attractive alternatives are discovered; and

•	market capitalization significantly exceeds Mondrian’s targeted ceiling.

Mondrian may use foreign currency forward contracts, with terms of up to three months on a rolling basis, in an effort to defensively hedge the currency of existing positions. Mondrian also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

Tradewinds

Tradewinds uses an active, research-driven, fundamentals-based, value-oriented process. Tradewinds selects securities by conducting rigorous, independent, bottom-up fundamental analysis seeking to identify potential investments that it believes trade at attractive absolute valuations, offer good downside protection/risk-reward and possess strong franchise quality. Tradewinds’ stock selection process, which is distinguished by deep specialization, fundamental analysis and transparency, identifies an initial universe of companies with market capitalizations of greater than $1 billion. Those companies are closely monitored within their respective industries and, based on various quantitative measures (such as price-to earnings, price-to-book value, price-to-sales, price-to-net present value, price-to-free cash flow, sustainable dividend yield and price to liquidation/replacement value) and qualitative analysis (such as understanding franchise quality, management strength, corporate strategy, barriers-to-entry, shareholder value orientation, operating and industry fundamentals and competitive advantage), the universe of companies is reduced. Following this process, Tradewinds selects securities for the Fund, further evaluating the Fund’s industry/sector exposure and liquidity/ability to execute.

In accordance with the same principles that are utilized to evaluate the selection of securities, a security becomes a candidate for sale when risk-reward characteristics change due to the following reasons:

•	price appreciation reduces underlying statistical attractiveness;

•	deterioration in company fundamentals; and

•	a more attractive alternative stock is identified within the same industry that has stronger fundamentals or a more compelling valuation (substitution swap).

Tradewinds does not employ mechanical sell triggers that dictate the sale of a security if its price falls by a certain percentage. Tradewinds does, however, review every investment that suffers what it believes is a material decline in value. This review includes evaluating its original investment premise, current valuation, fundamentals, determining if value is still being created, and identifying the particular issues pressuring the holding and how long Tradewinds expects them to last. If the result of that review suggests that the investment is still compelling, Tradewinds may not sell and it may increase the Fund’s position in the stock. Tradewinds believes that it is important to maintain a discipline and take advantage of companies the market has inappropriately valued.

The following has been added to the Principal Risks of Investing in the Fund in the More Information About the Fund section of the prospectus:

Foreign Currency Risk: The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

The description of the Subadviser and Portfolio Managers responsible for the Fund’s day-to-day management, as described under the caption Fund Management and Compensation — Investment Management in the More Information About the Fund section is superseded and replaced as follows:

DFA

DFA, which began serving as Subadviser to the Fund in November 2011, is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. DFA, subject to the supervision of Columbia Management Investment Advisers, LLC, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management Investment Advisers, LLC.

Stephen A. Clark

•	Senior Portfolio Manager and Vice President.

•	Managed the Fund since November 2011.

•	Joined DFA in 2001.

•	Has over 14 years of investment experience.

•	B.S., Bradley University; M.B.A, University of Chicago Booth School of Business.

Karen Umland, CFA

•	Senior Portfolio Manager and Vice President.

•	Managed the Fund since November 2011.

•	Joined DFA in 1993.

•	Has over 23 years of investment experience.

•	B.A., Yale University; M.B.A., University of California Los Angeles.

Jed Fogdall

•	Portfolio Manager and Vice President.

•	Managed the Fund since November 2011.

•	Joined DFA in 2004.

•	Has over seven years of investment experience.

•	B.S., Purdue University; M.B.A., University of California Los Angeles.

Joseph Chi, CFA

•	Portfolio Manager and Vice President.

•	Managed the Fund since November 2011.

•	Joined DFA in 2005.

•	Has over 12 years of investment experience.

•	B.S. and M.B.A., University of California Los Angeles; J.D., University of Southern California.

Mondrian

Mondrian, which has served as subadviser to the Fund since August 2008, is located at 10 Gresham Street, 5th Floor, London, United Kingdom EC2V7JD. Mondrian, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund allocated to Mondrian is:

Dr. Ormala Krishnan

Senior Portfolio Manager

Dr. Krishnan heads Mondrian’s international small cap strategy. Dr. Krishnan started her investment career in 1993 with Singapore based Koeneman Capital Management. Prior to joining Mondrian in 2000 as a portfolio manager, Dr. Krishnan was an investment consultant with William M Mercer. Upon completion of her BSc in pure and applied mathematics from the National University of Singapore, Dr. Krishnan achieved her MSc in actuarial science from City University, London. In 2006, Dr. Krishnan completed her doctoral program in investment and finance from Sir John Cass Business School, City of London. Her doctoral thesis was on “Value versus Growth in the Asian Equity Markets.”

Tradewinds

Tradewinds, which has served as subadviser to the Fund since August 2008, is located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067-3120. Tradewinds, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Tradewinds are:

Peter Boardman

Co-Portfolio Manager, Managing Director

Mr. Boardman has been a senior research analyst at Tradewinds since the firm’s founding in 2006. Prior to joining Tradewinds, Mr. Boardman served as a senior research analyst at NWQ Investment Management Company, LLC from 2003 to 2006. Mr. Boardman earned his BA in Economics from Willamette University and earned his MIM from the American Graduate School (Thunderbird).

Alberto Jimenez Crespo

Co-Portfolio Manager, CFA, Managing Director

Mr. Crespo has been a research analyst at Tradewinds since joining the firm in 2006. Mr. Crespo is also responsible for Tradewinds’ analysis of the global basic materials sector. Prior to joining Tradewinds, Mr. Crespo was an equity analyst in the private client group at Merrill Lynch, where he conducted investment manager due diligence, from 2003 to 2006. Mr. Crespo earned his BS and MS degrees in Mining Engineering from the Universidad Politecnicade Madrid (Spain) and earned his MS degree in Economics from the Colorado School of Mines.

Effective on or about November 16, 2011, the following changes are hereby made to the Fund’s SAI:

Table 17.  Subadvisers and Subadvisory Agreement Fee Schedules is revised as follows:

Table 17. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
For funds with fiscal period ending October 31
Columbia Multi-Advisor International Value	Dimensional Fund Advisors, L.P. (DFA) (effective November 16, 2011)	A	0.21% on all assets
	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets
	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase

A — Dimensional Fund Advisors L.P. is controlled and operated by its general partner, Dimensional Holdings, Inc., a Delaware corporation.

Table 19.  Portfolio Managers is revised as follows:

Portfolio Managers.  The following table provides information about the funds’ portfolio managers as of the end of the most recent fiscal period, unless other wise noted.

Table 19. Portfolio Managers

Other Accounts Managed (excluding the fund)
					Ownership	Potential
		Number and type	Approximate Total	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of account*	Net Assets	Accounts(a)	Shares	of Interest	Compensation
For funds with fiscal period ending October 31

Columbia Multi-Advisor International Value	DFA:

	Stephen A. Clark(b)	95 RICs 25 PIVs 72 other accounts	$159.45 billion $28.05 billion $13.59 billion	1 PIV ($207.83 million) 3 other accounts ($517.96 million)	None	(1)	(4)

	Karen Umland(b)	37 RICs 6 PIVs 27 other accounts	$70.27 billion $1.71 billion $9.80 billion	3 other accounts ($517.96 million)

	Jed Fogdall(b)	37 RICs 6 PIVs 27 other accounts	$70.27 billion $1.71 billion $9.80 billion	3 other accounts ($517.96 million)

	Joseph Chi(b)	37 RICs 6 PIVs 27 other accounts	$70.27 billion $1.71 billion $9.80 billion	3 other accounts ($517.96 million)

Mondrian:

	Ormala Krishnan	1 RIC 1 PIV 9 other accounts	$456.0 million $1.54 billion $1.19 million	None	None	(2)	(5)

Tradewinds

	Peter Boardman	6 RICs 11 PIVs 40,383 other accounts	$2.17 billion $984.8 million $13.31 billion	None	None	(3)	(6)

	Alberto Jimenez Crespo	6 RICs 11 PIVs 40,380 other accounts	$2.19 billion $985.0 million $13.11 billion

*	RIC refers to a Registered Investment Company (each series or portfolio of a RIC is treated as a separate RIC); PIV refers to a Pooled Investment Vehicle.
(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of June 30, 2011.

Potential Conflicts of Interest

(1) DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio — DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•	Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

•	Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

•	Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•	Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(2) Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information
As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades
Mondrian may from time to time aggregate trades for a number of its clients. Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities
Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. See also “Side-by-side management of hedge funds” below.

Cherry picking
Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party

Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities
Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict prorate basis.

Dealing in investments as principal in connections with the provision of seed capital
A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements
Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency
Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate. Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation
There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing
There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)
In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)
In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian

Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity
Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees
Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure
Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping
Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation
There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting
Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants
Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Side-by-side management of hedge funds (Mondrian Alpha Funds)
Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio. Mondrian acts as investment manager for a Fixed Income Alpha and an Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients. Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

Soft dollar arrangements
Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Step-Out Trades
A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers
Mondrian does not currently have any affiliated brokers.

Window dressing
Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(3) Tradewinds: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•	Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Structure of Compensation

(4) DFA:

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

(5) Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3.	Equity Ownership — Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 73% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by Hellman & Friedman LLC. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee
In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable. Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(6) Tradewinds: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios;

•	Objective review of stock recommendations and the quality of primary research;

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

Valid until next update.

S-6242-7 A (9/11)